Exhibit 32.1

CERTIFICATE PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report (the “Report”) on the Form 10-K of Munro Developments Inc. (the “Company”) for the year ended December 31, 2015, as filed with the Securities and Exchange Commission on the date hereof, I, Andrew Munro, Chief Executive Officer, President, Chief Financial Officer, Secretary and Director, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

1.

The Report fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities and Exchange Act of 1934, as amended; and

2.

The information contained in this Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date: March 18, 2016

/s/ Andrew Munro

Chief Executive Officer,

President and Director

Chief Accounting Officer,

Chief Financial Officer and Director